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                                                                    Exhibit 10.3
                                                                  EXECUTION COPY
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                                 UNIT AGREEMENT

                                      Among

                           O'SULLIVAN INDUSTRIES, INC.

                      O'SULLIVAN INDUSTRIES HOLDINGS, INC.

                     O'SULLIVAN INDUSTRIES - VIRGINIA, INC.

                                       and

                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION
                                  as Unit Agent

                           --------------------------

                                November 30, 1999

                           --------------------------


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                  UNIT AGREEMENT, dated as of November 30, 1999, among
O'Sullivan Industries, Inc. (the "Company"), O'Sullivan Industries Holdings, Inc., a Delaware corporation ("HOLDINGS" and, together with the Company, the "ISSUERS"), O'Sullivan Industries - Virginia, Inc., a Virginia corporation (the "GUARANTOR"), and Norwest Bank Minnesota, National Association, as Unit Agent, Warrant Agent and Trustee.

                  WHEREAS, the Company proposes to issue $100,000,000 aggregate principal amount of its 13 3/8% Senior Subordinated Notes due 2009 (the "NOTES") pursuant to an Indenture, dated as of November 30, 1999 (the "INDENTURE"), among the Company, the Guarantor and Norwest Bank Minnesota, National Association, as Trustee (the "TRUSTEE"), and Holdings proposes to issue 100,000 warrants (the "COMMON WARRANTS"), each Common Warrant entitling the holder thereof to purchase initially 0.9327 shares of Holdings' common stock, par value $0.01 per share (the "COMMON STOCK") at a purchase price of $0.01 per share, and 100,000 warrants (the "PREFERRED WARRANTS" and, together with the Common Warrants, the "WARRANTS"), each Preferred Warrant entitling the holder thereof to purchase initially 0.3927 shares of Holdings' series B junior preferred stock, par value $0.01 per share (the "PREFERRED STOCK") at a purchase price of $0.01 per share. The Notes and the Warrants will initially be represented by units (the "UNITS"), with each Unit consisting of $1,000 principal amount of Notes and one Common Warrant and one Preferred Warrant. Norwest Bank Minnesota, National Association has agreed with Holdings to act as warrant agent for the Warrants (the "WARRANT AGENT").

                  WHEREAS, the Issuers, the Guarantor, the Trustee and the Warrant Agent desire to appoint Norwest Bank Minnesota, National Association to act as their agent for the purpose of issuing certificates ("UNIT CERTIFICATES") representing the Units and for the registration of transfers and exchanges thereof. Norwest Bank Minnesota, National Association, in such capacity, is referred to herein as the "UNIT AGENT."

                  WHEREAS, the Units will be exchangeable for the Notes and the Warrants represented thereby upon the earliest to occur of: (i) 180 days after the closing of the offering of the Units, (ii) the date on which an exchange offer registration statement for the Notes is declared effective under the Securities Act, (iii) the date on which a shelf registration statement for the Notes is declared effective under the Securities Act, (iv) such date as Lehman Brothers Inc., in its sole discretion, shall determine or (v) in the event the Company is required to make an offer to purchase Notes pursuant to the terms of the Indenture, the date the Company mails notice of the offer to the holders of the Notes. The earliest date on which an event listed in the preceding sentence occurs is referred to as the "SEPARATION DATE."

                  NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto agree as follows (all capitalized terms not defined herein are as defined in the Indenture):

                  Section 1. APPOINTMENT OF UNIT AGENT.

                  (a) The Issuers and the Guarantor hereby appoint the Unit Agent to act as agent for the Issuers and the Guarantor in accordance with and subject to the terms and conditions set forth in this Agreement, and the Unit Agent hereby accepts such appointment.

                  (b) The Trustee, the Company and the Guarantor hereby appoint the Unit Agent as Authenticating Agent and Registrar (as such terms are defined in the Indenture) for the Notes for so long as the Notes are represented by the Units. In its capacity as Authenticating Agent and Registrar, the Unit Agent shall have the rights and obligations provided for such capacities in the Indenture.


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                  (c) The Warrant Agent and Holdings hereby appoint the Unit
Agent as Authenticating Agent and Warrant Registrar (as such terms are defined in the Warrant Agreements) for the Warrants for so long as the Warrants are represented by the Units. In its capacity as Warrant Authenticating Agent and Warrant Registrar, the Unit Agent shall have the rights and obligations provided for such capacities in the Warrant Agreements.

                  Section 2. DEFINITIONS.

                  "144A GLOBAL UNIT" means a global unit in the form of Exhibit A1 hereto bearing the Global Unit Legend and the Private Placement Legend and deposited with or on behalf of, and registered in the name of, the Depositary or its nominee that will be issued in a denomination equal to the outstanding number of the Units sold in reliance on Rule 144A.

                  "AFFILIATE" of any specified Person means (A) any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person and (B) any director, officer or employee of such specified person. For purposes of this definition "CONTROL" (including, with correlative meanings, the terms "CONTROLLING," "CONTROLLED BY" and "UNDER COMMON CONTROL WITH") as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise.

                  "APPLICABLE PROCEDURES" means, with respect to any transfer or exchange of or for beneficial interests in any Global Unit, the rules and procedures of the Depositary, Euroclear and Cedelbank that apply to such transfer or exchange.

                  "CEDELBANK" means Cedelbank, a limited liability company (a societe anonyme) organized under Luxembourg law.

                  "DEFINITIVE UNIT" means a certificated Unit registered in the name of the Holder thereof and issued in accordance with Section 3.6 hereof, in the form of Exhibit A1 hereto except that such Unit shall not bear the Global Unit Legend and shall not have the "Schedule of Exchanges of Interests in the Global Unit" attached thereto.

                  "DEPOSITARY" means, with respect to the Units issuable or issued in whole or in part in global form, the Person specified in Section 3.3 hereof as the Depositary with respect to the Units, and any and all successors thereto appointed as depositary hereunder and having become such pursuant to the applicable provision of this Unit Agreement.

                  "EUROCLEAR" means Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear system.

                  "GLOBAL UNITS" means, individually and collectively, each of the Restricted Global Units, in the form of Exhibits A1 and A2 hereto issued in accordance with Section 3.1 hereof.

                  "GLOBAL UNIT LEGEND" means the legend set forth in Section 3.6(f)(ii), which is required to be placed on all Global Units issued under this Unit Agreement.

                  "HOLDER" means a Person in whose name a Unit is registered.


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                  "INDIRECT PARTICIPANT" means a Person who holds a beneficial interest in a Global Unit through a Participant.

                  "INSTITUTIONAL ACCREDITED INVESTOR" means an institution that is an "accredited investor" as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act, who are not also QIBs.

                  "NON-U.S. PERSON" means a Person who is not a U.S. Person.

                  "OFFICER" means, with respect to any Person, the Chairman of the Board, the Chief Executive Officer, the President, the Chief Operating Officer, the Chief Financial Officer, the Treasurer, any Assistant Treasurer, the Controller, the Secretary or any Vice-President of such Person.

                  "OFFICERS' CERTIFICATE" means a certificate signed on behalf of an Issuer and the Guarantor by two Officers of such Issuer and the Guarantor one of whom must be the principal executive officer, the principal financial officer, the treasurer or the principal accounting officer of such Issuer and the Guarantor, that meets the requirements of Section 13.04 and Section 13.05 of the Indenture.

                  "OPINION OF COUNSEL" means an opinion from legal counsel who is reasonably acceptable to the Unit Agent, that meets the requirements of
Section 13.04 and Section 13.05 of the Indenture. The counsel may be an employee of or counsel to the Issuers and the Guarantor, any Subsidiary of the Issuers and the Guarantor or the Unit Agent.

                  "PARTICIPANT" means, with respect to the Depositary, Euroclear or Cedelbank, a Person who has an account with the Depositary, Euroclear or Cedelbank, respectively (and, with respect to The Depository Trust Company, shall include Euroclear and Cedelbank).

                  "PRIVATE PLACEMENT LEGEND" means the legend set forth in
Section 3.6(f)(i) to be placed on all Units issued under this Unit Agreement except where otherwise permitted by the provisions of this Unit Agreement.

                  "QIB" means a "qualified institutional buyer" as defined in Rule 144A.

                  "REGULATION S" means Regulation S promulgated under the Securities Act.

                  "REGULATION S GLOBAL UNIT" means a Regulation S Temporary Global Unit or Regulation S Permanent Global Unit, as appropriate.

                  "REGULATION S PERMANENT GLOBAL UNIT" means a permanent global unit in the form of Exhibit A1 hereto bearing the Global Unit Legend and the Private Placement Legend and deposited with or on behalf of and registered in the name of the Depositary or its nominee, issued in a denomination equal to the number of the Regulation S Temporary Global Units upon expiration of the Restricted Period.

                  "REGULATION S TEMPORARY GLOBAL UNIT" means a temporary global unit in the form of Exhibit A2 hereto bearing the Private Placement Legend and deposited with or on behalf of and registered in the name of the Depositary or its nominee, issued in a denomination equal to the outstanding number of Units initially sold in reliance on Rule 903 of Regulation S.

                  "RESTRICTED DEFINITIVE UNIT" means a Definitive Unit bearing the Private Placement Legend.


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                  "RESTRICTED GLOBAL UNIT" means a Global Unit bearing the
Private Placement Legend.

                  "RESTRICTED PERIOD" means the one year distribution compliance period as defined in Regulation S.

                  "RULE 144" means Rule 144 promulgated under the Securities
Act.

                  "RULE 144A" means Rule 144A promulgated under the Securities Act.

                  "RULE 903" means Rule 903 promulgated under the Securities
Act.

                  "RULE 904" means Rule 904 promulgated under the Securities
Act.

                  "SECURITIES ACT" means the Securities Act of 1933, as amended.

                  "UNIT AGENT" means the party named as such above until a successor replaces it in accordance with the applicable provisions of this Unit Agreement and thereafter means the successor serving hereunder.

                  "UNIT CUSTODIAN" means the Unit Agent, as custodian with respect to the Units in global form, or any successor entity thereto.

                  "U.S. PERSON" means a U.S. person as defined in Rule 902(o) under the Securities Act.

                  Section 3. UNITS.

                  Section 3.1. FORM AND DATING.

                  (a) GENERAL. The Units and the Unit Agent's certificate of authentication shall be substantially in the form of Exhibits A1 and A2 hereto. The Units may have notations, legends or endorsements required by law, stock exchange rule or usage.

                  The terms and provisions contained in the Units shall constitute, and are hereby expressly made, a part of this Unit Agreement, and the Issuers, the Guarantor and the Unit Agent, by their execution and delivery of this Unit Agreement, expressly agree to such terms and provisions and to be bound thereby. However, to the extent any provision of any Unit conflicts with the express provisions of this Unit Agreement, the provisions of this Unit Agreement shall govern and be controlling.

                  (b) GLOBAL UNITS. Units issued in global form shall be substantially in the form of Exhibits A1 or A2 attached hereto (including the Global Units Legend thereon and the "Schedule of Exchanges of Interests in the Global Unit" attached thereto). Units issued in definitive form shall be substantially in the form of Exhibit A1 attached hereto (but without the Global Unit Legend thereon and without the "Schedule of Exchanges of Interests in the Global Unit" attached thereto). Each Global Unit shall represent such of the outstanding Units as shall be specified therein and each shall provide that it shall represent the outstanding Units from time to time endorsed thereon and that the outstanding Units represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions. Any endorsement of a Global Unit to reflect the amount of any increase or decrease in the aggregate amount of outstanding Units represented thereby shall be made by the Unit Agent or the Unit Custodian, at the direction of the Unit Agent, in accordance with instructions given by the Holder thereof as required by Section
3.6 hereof.


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                  (c) TEMPORARY GLOBAL UNITS. Units offered and sold in reliance on Regulation S shall be issued initially in the form of the Regulation S Temporary Global Unit, which shall be deposited on behalf of the purchasers of the Units represented thereby with the Unit Agent, as custodian for the Depositary, and registered in the name of the Depositary or the nominee of the Depositary for the accounts of designated agents holding on behalf of Euroclear or Cedelbank, duly executed by the Issuers and authenticated by the Unit Agent as hereinafter provided. The Restricted Period shall be terminated upon the receipt by the Unit Agent of (i) a written certificate from the Depositary, together with copies of certificates from Euroclear and Cedelbank certifying that they have received certification of non-U.S. beneficial ownership of 100% of the Regulation S Temporary Global Unit (except to the extent of any beneficial owners thereof who acquired an interest therein during the Restricted Period pursuant to another exemption from registration under the Securities Act and who will take delivery of a beneficial ownership interest in a 144A Global Unit bearing a Private Placement Legend, all as contemplated by Section 3.6(b)(iii) hereof), and (ii) an Officers' Certificate from the Issuers. Following the termination of the Restricted Period, beneficial interests in the Regulation S Temporary Global Unit shall be exchanged for beneficial interests in Regulation S Permanent Global Units pursuant to the Applicable Procedures. Simultaneously with the authentication of Regulation S Permanent Global Units, the Unit Agent shall cancel the Regulation S Temporary Global Unit. The aggregate number of the Regulation S Temporary Global Unit and the Regulation S Permanent Global Units may from time to time be increased or decreased by adjustments made on the records of the Unit Agent and the Depositary or its nominee, as the case may be, in connection with transfers of interest as hereinafter provided.

                  (d) EUROCLEAR AND CEDELBANK PROCEDURES APPLICABLE. The provisions of the "Operating Procedures of the Euroclear System" and "Terms and Conditions Governing Use of Euroclear" and the "General Terms and Conditions of Cedelbank" and "Customer Handbook" of Cedelbank shall be applicable to transfers of beneficial interests in the Regulation S Temporary Global Unit and the Regulation S Permanent Global Units that are held by Participants through Euroclear or Cedelbank.

                  Section 3.2. EXECUTION AND AUTHENTICATION. An Officer shall sign the Units for each of the Issuers by manual or facsimile signature.

                  If the Officer whose signature is on a Unit no longer holds that office at the time a Unit is authenticated, the Unit shall nevertheless be valid.

                  A Unit shall not be valid until authenticated by the manual signature of the Unit Agent and such signature shall be conclusive evidence that the Unit has been authenticated under this Unit Agreement.

                  The Unit Agent shall, upon a written order of each of the Issuers signed by an Officer (a "UNIT AUTHENTICATION ORDER"), authenticate Units for original issue up to the number stated in the Units. The aggregate number of Units outstanding at any time may not exceed such amount except as provided in
Section 3.7 hereof.

                  The Unit Agent may appoint an authenticating agent acceptable to the Issuers to authenticate Units. An authenticating agent may authenticate Units whenever the Unit Agent may do so. Each reference in this Unit Agreement to authentication by the Unit Agent includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with Holders or an Affiliate of the Issuers.


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                  Section 3.3. UNIT REGISTRAR AND UNIT PAYING AGENT. The Issuers
shall maintain an office or agency where Units may be presented for registration of transfer or for exchange (the "UNIT REGISTRAR") and an office or agency where Units may be presented for payment (the "UNIT PAYING AGENT"). The Unit Registrar shall keep a register of the Units and of their transfer and exchange. The Issuers may appoint one or more co-registrars and one or more additional paying agents. The term "UNIT REGISTRAR" includes any co-registrar and the term "UNIT PAYING AGENT" includes any additional paying agent. The Issuers may change any Unit Paying Agent or Unit Registrar without notice to any Holder. The Issuers shall notify the Unit Agent in writing of the name and address of any Agent not a party to this Unit Agreement. If the Issuers fail to appoint or maintain another entity as Unit Registrar or Unit Paying Agent, the Unit Agent shall act as such. Each of the Issuers or any of their Subsidiaries may act as Unit Paying Agent or Unit Registrar. The Issuers initially appoint The Depository Trust Company ("DTC") to act as Depositary with respect to the Global Units.

                  The Issuers initially appoint the Unit Agent to act as the Unit Registrar and Unit Paying Agent and to act as Unit Custodian with respect to the Global Units.

                  Section 3.4. UNIT PAYING AGENT TO HOLD MONEY IN TRUST. The Issuers shall require each Unit Paying Agent other than the Unit Agent to agree in writing that the Unit Paying Agent will hold in trust for the benefit of Holders or the Unit Agent all money held by the Unit Paying Agent for the payment of principal, premium or Liquidated Damages, if any, or interest on the Notes, or on the Warrants, and will notify the Unit Agent of any default by the Issuers in making any such payment. While any such default continues, the Unit Agent may require a Unit Paying Agent to pay all money held by it to the Unit Agent. The Issuers at any time may require a Unit Paying Agent to pay all money held by it to the Unit Agent. Upon payment over to the Unit Agent, the Unit Paying Agent (if other than the Issuers or a Subsidiary) shall have no further liability for the money. If the Issuers or a Subsidiary acts as Unit Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of the Holders all money held by it as Unit Paying Agent. Upon any bankruptcy or reorganization proceedings relating to the Issuers, the Unit Agent shall serve as Unit Paying Agent for the Units.

                  Section 3.5. HOLDER LISTS. The Unit Agent shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of all Holders and shall otherwise comply with TIA
Section 312(a). If the Unit Agent is not the Registrar, the Issuers shall furnish to the Unit Agent at least seven Business Days before each interest payment date and at such other times as the Unit Agent may request in writing, a list in such form and as of such date as the Unit Agent may reasonably require of the names and addresses of the Holders of Units and the Issuers shall otherwise comply with TIA Section 312(a).

                  Section 3.6. TRANSFER AND EXCHANGE.

                  (a) TRANSFER AND EXCHANGE OF GLOBAL UNITS. A Global Unit may not be transferred as a whole except by the Depositary to a nominee of the Depositary, by a nominee of the Depositary to the Depositary or to another nominee of the Depositary, or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. All Global Units will be exchanged by the Issuers for Definitive Units if (i) the Issuers deliver to the Unit Agent notice from the Depositary that it is unwilling or unable to continue to act as Depositary or that it is no longer a clearing agency registered under the Exchange Act and, in either case, a successor Depositary is not appointed by the Issuers within 120 days after the date of such notice from the Depositary or (ii) the Issuers in their sole discretion determines that the Global Units (in whole but not in part) should be exchanged for Definitive Units and delivers a written notice to such effect to the Unit Agent or (iii) the Depositary in its sole



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discretion determines that the Global Notes (in whole but not in part) should be exchanged for Definitive Notes following an Event of Default and delivers a written notice to such effect to the Unit Agent; provided that in no event shall the Regulation S Temporary Global Unit be exchanged by the Issuers for Definitive Units prior to (x) the expiration of the Restricted Period and (y) the receipt by the Registrar of any certificates required pursuant to Rule 903(c)(3)(ii)(B) under the Securities Act. Upon the occurrence of any of the preceding events in (i), (ii) or (iii) above, Definitive Units shall be issued in such names as the Depositary shall instruct the Unit Agent. Global Units also may be exchanged or replaced, in whole or in part, as provided in Sections 3.7 and 3.10 hereof. Every Unit authenticated and delivered in exchange for, or in lieu of, a Global Unit or any portion thereof, pursuant to this Section 3.6 or
Section 3.7 or 3.10 hereof, shall be authenticated and delivered in the form of, and shall be, a Global Unit. A Global Unit may not be exchanged for another Unit other than as provided in this Section 3.6(a), however, beneficial interests in a Global Unit may be transferred and exchanged as provided in Section 3.6(b) or
(c) hereof.

                  (b) TRANSFER AND EXCHANGE OF BENEFICIAL INTERESTS IN THE GLOBAL UNITS. The transfer and exchange of beneficial interests in the Global Units shall be effected through the Depositary, in accordance with the provisions of this Unit Agreement and the Applicable Procedures. Beneficial interests in the Restricted Global Units shall be subject to restrictions on transfer comparable to those set forth herein to the extent required by the Securities Act. Transfers of beneficial interests in the Global Units also shall require compliance with either subparagraph (i) or (ii) below, as applicable, as well as one or more of the other following subparagraphs, as applicable:

                        (i) TRANSFER OF BENEFICIAL INTERESTS IN THE SAME GLOBAL UNIT. Beneficial interests in any Restricted Global Unit may be transferred to Persons who take delivery thereof in the form of a beneficial interest in the same Restricted Global Unit in accordance with the transfer restrictions set forth in the Private Placement Legend; PROVIDED, HOWEVER, that prior to the expiration of the Restricted Period, transfers of beneficial interests in the Temporary Regulation S Global Unit may not be made to a U.S. Person or for the account or benefit of a U.S. Person (other than an Initial Purchaser). No written orders or instructions shall be required to be delivered to the Registrar to effect the transfers described in this Section 3.6(b)(i).

                        (ii) ALL OTHER TRANSFERS AND EXCHANGES OF BENEFICIAL INTERESTS IN GLOBAL UNITS. In connection with all transfers and exchanges of beneficial interests that are not subject to Section 3.6(b)(i) above, the transferor of such beneficial interest must deliver to the Registrar either (A) (1) a written order from a Participant or an Indirect Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to credit or cause to be credited a beneficial interest in another Global Unit in an amount equal to the beneficial interest to be transferred or exchanged and (2) instructions given in accordance with the Applicable Procedures containing information regarding the Participant account to be credited with such increase or (B) (1) a written order from a Participant or an Indirect Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to cause to be issued a Definitive Unit in an amount equal to the beneficial interest to be transferred or exchanged and (2) instructions given by the Depositary to the Registrar containing information regarding the Person in whose name such Definitive Unit shall be registered to effect the transfer or exchange referred to in (1) above; provided that in no event shall Definitive Units be issued upon the transfer or exchange of beneficial interests in the Regulation S Temporary Global Unit prior to (x) the expiration of the Restricted Period and (y) the receipt by the Registrar of any certificates required pursuant to Rule 903 under the Securities Act. Upon consummation of an Exchange Offer by the Company in accordance with the Indenture, hereof, the requirements of


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         this Section 3.6(b)(ii) shall be deemed to have been satisfied upon receipt by the Registrar of the instructions contained in the Letter of Transmittal delivered by the Holder of such beneficial interests in the Restricted Global Units. Upon satisfaction of all of the requirements for transfer or exchange of beneficial interests in Global Units contained in this Unit Agreement and the Units and satisfaction of such other requirements as the Unit Agent may determine in good faith to be applicable, the Unit Agent shall adjust the number amount of the relevant Global Unit(s) pursuant to Section 3.6(g) hereof.

                        (iii) TRANSFER OF BENEFICIAL INTERESTS TO ANOTHER RESTRICTED GLOBAL UNIT. A beneficial interest in any Restricted Global Unit may be transferred to a Person who takes delivery thereof in the form of a beneficial interest in another Restricted Global Unit if the transfer complies with the requirements of Section 3.6(b)(ii) above and the Registrar receives the following:

                               (A) if the transferee will take delivery in the
                  form of a beneficial interest in the 144A Global Unit, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (1) thereof; and

                               (B) if the transferee will take delivery in the
                  form of a beneficial interest in the Regulation S Temporary Global Unit or the Regulation S Global Unit, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (2) thereof.

                  (c) TRANSFER OR EXCHANGE OF BENEFICIAL INTERESTS IN RESTRICTED GLOBAL UNITS TO RESTRICTED DEFINITIVE UNITS. If any holder of a beneficial interest in a Restricted Global Unit proposes to exchange such beneficial interest for a Restricted Definitive Unit or to transfer such beneficial interest to a Person who takes delivery thereof in the form of a Restricted Definitive Unit, then, upon receipt by the Registrar of the following documentation:

                               (A) if the holder of such beneficial interest in
                  a Restricted Global Unit proposes to exchange such beneficial interest for a Restricted Definitive Unit, a certificate from such holder in the form of Exhibit C hereto, including the certifications in item (1)(a) thereof;

                               (B) if such beneficial interest is being
                  transferred to a QIB in accordance with Rule 144A under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (1) thereof;

                               (C) if such beneficial interest is being
                  transferred to a Non-U.S. Person in an offshore transaction in accordance with Rule 903 or Rule 904 under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (2) thereof;

                               (D) if such beneficial interest is being
                  transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144 under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(a) thereof;



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                               (E) if such beneficial interest is being
                  transferred to an Institutional Accredited Investor in reliance on an exemption from the registration requirements of the Securities Act other than those listed in subparagraphs
                  (B) through (D) above, a certificate to the effect set forth in Exhibit B hereto, including the certifications, certificates and Opinion of Counsel required by item (3) thereof, if applicable;

                               (F) if such beneficial interest is being
                  transferred to the Issuers or any of their Subsidiaries, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(b) thereof; or

                               (G) if such beneficial interest is being
                  transferred pursuant to an effective registration statement under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(c) thereof, the Unit Agent shall cause the aggregate number of the applicable Global Unit to be reduced accordingly pursuant to Section 3.6(g) hereof, and the Issuers shall execute and, upon receipt of a Unit Authentication Order, the Unit Agent shall authenticate and deliver to the Person designated in the instructions a Definitive Unit in the appropriate number. Any Definitive Unit issued in exchange for a beneficial interest in a Restricted Global Unit pursuant to this
         Section 3.6(c) shall be registered in such name or names and in such authorized denomination or denominations as the holder of such beneficial interest shall instruct the Unit Registrar through instructions from the Depositary and the Participant or Indirect Participant. The Unit Agent shall deliver such Definitive Units to the Persons in whose names such Units are so registered. Any Definitive Unit issued in exchange for a beneficial interest in a Restricted Global Unit pursuant to this Section 3.6(c) shall bear the Private Placement Legend and shall be subject to all restrictions on transfer contained therein.

                  Notwithstanding Sections 3.6(c)(A) and (C) hereof, a beneficial interest in the Regulation S Temporary Global Unit may not be exchanged for a Definitive Unit or transferred to a Person who takes delivery thereof in the form of a Definitive Unit prior to (x) the expiration of the Restricted Period and (y) the receipt by the Registrar of any certificates required pursuant to Rule 903(c)(3)(ii)(B) under the Securities Act, except in the case of a transfer pursuant to an exemption from the registration requirements of the Securities Act other than Rule 903 or Rule 904.

                  (d) TRANSFER AND EXCHANGE OF RESTRICTED DEFINITIVE UNITS TO BENEFICIAL INTERESTS IN RESTRICTED GLOBAL Units. If any Holder of a Restricted Definitive Unit proposes to exchange such Unit for a beneficial interest in a Restricted Global Unit or to transfer such Restricted Definitive Units to a Person who takes delivery thereof in the form of a beneficial interest in a Restricted Global Unit, then, upon receipt by the Units Registrar of the following documentation:

                               (A) if the Holder of such Restricted Definitive
                  Unit proposes to exchange such Unit for a beneficial interest in a Restricted Global Unit, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (1)(b) thereof;

                               (B) if such Restricted Definitive Unit is being
                  transferred to a QIB in accordance with Rule 144A under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (1) thereof;

                               (C) if such Restricted Definitive Unit is being
                  transferred to a Non-U.S. Person in an offshore transaction in accordance with Rule 903 or Rule 904 under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (2) thereof;

                               (D) if such Restricted Definitive Unit is being
                  transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144 under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(a) thereof;

                               (E) if such Restricted Definitive Unit is being
                  transferred to an Institutional Accredited Investor in reliance on an exemption from the registration requirements of the Securities Act other than those listed in subparagraphs
                  (B) through (D) above, a certificate to the effect set forth in Exhibit B hereto, including the certifications, certificates and Opinion of Counsel required by item (3) thereof, if applicable;

                               (F) if such Restricted Definitive Unit is being
                  transferred to the Issuers or any of their Subsidiaries, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(b) thereof; or

                               (G) if such Restricted Definitive Unit is being
                  transferred pursuant to an effective registration statement under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(c) thereof, the Unit Agent shall cancel the Restricted Definitive Unit, increase or cause to be increased the number of, in the case of clause (A) above, the appropriate Restricted Global Unit, in the case of clause (B) above, the 144A Global Unit, in the case of clause (c) above, the Regulation S Global Unit.

                  (e) TRANSFER AND EXCHANGE OF RESTRICTED DEFINITIVE UNITS TO RESTRICTED DEFINITIVE UNITS. Upon request by a Holder of Definitive Units and such Holder's compliance with the provisions of this Section 3.6(e), the Registrar shall register the transfer or exchange of Definitive Units. Prior to such registration of transfer or exchange, the requesting Holder shall present or surrender to the Unit Registrar the Definitive Units duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Unit Registrar duly executed by such Holder or by his attorney, duly authorized in writing. In addition, the requesting Holder shall provide any additional certifications, documents and information, as applicable, required pursuant to the following provisions of this Section 3.6(e).

                               Any Restricted Definitive Unit may be transferred to and registered in the name of Persons who take delivery thereof in the form of a Restricted Definitive Unit if the Unit Registrar receives the following:

                               (A) if the transfer will be made pursuant to Rule
                  144A under the Securities Act, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (1) thereof;

                               (B) if the transfer will be made pursuant to Rule
                  903 or Rule 904, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (2) thereof; and

                               (C) if the transfer will be made pursuant to any
                  other exemption from the registration requirements of the Securities Act, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications, certificates and Opinion of Counsel required by item (3) thereof, if applicable.

                  (f) LEGENDS. The following legends shall appear on the face of all Global Units and Definitive Units issued under this Unit Agreement unless specifically stated otherwise in the applicable provisions of this Unit Agreement.

                        (i) PRIVATE PLACEMENT LEGEND. Each Global Unit and each Definitive Unit (and all Units issued in exchange therefor or substitution thereof) shall bear the legend in substantially the following form:

                  "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), AND THIS SECURITY MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR IN ACCORDANCE WITH AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (SUBJECT TO THE DELIVERY OF SUCH EVIDENCE, IF ANY, REQUIRED UNDER THE [INDENTURE] [WARRANT AGREEMENT] PURSUANT TO WHICH THIS SECURITY IS ISSUED) AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF
                  SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER OR ANOTHER EXEMPTION UNDER THE SECURITIES ACT. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (1)(a) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (b) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (c) OUTSIDE THE UNITED STATES TO A FOREIGN PURCHASER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 UNDER THE SECURITIES ACT OR (d) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF THE COMPANY SO REQUESTS), (2) TO THE COMPANY OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES

                  LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE."

                        (ii) GLOBAL UNIT LEGEND. Each Global Unit shall bear a legend in substantially the following form:

                           "THIS GLOBAL UNIT IS HELD BY THE DEPOSITARY (AS
                  DEFINED IN THE UNIT AGREEMENT GOVERNING THIS UNIT) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE UNIT AGENT MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 3.6 OF THE UNIT AGREEMENT, (II) THIS GLOBAL UNIT MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 3.6(A) OF THE UNIT AGREEMENT, (III) THIS GLOBAL UNIT MAY BE DELIVERED TO THE UNIT AGENT FOR CANCELLATION PURSUANT TO SECTION 3.11 OF THE UNIT AGREEMENT AND (IV) THIS GLOBAL UNIT MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY."

                        (iii) REGULATION S TEMPORARY GLOBAL UNIT LEGEND. The Regulation S Temporary Global Unit shall bear a legend in substantially the following form:

                           "THE RIGHTS ATTACHING TO THIS REGULATION S TEMPORARY
                  GLOBAL UNIT, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR CERTIFICATED UNITS, ARE AS SPECIFIED IN THE UNIT AGREEMENT. NEITHER THE HOLDER NOR THE BENEFICIAL OWNERS OF THIS REGULATION S TEMPORARY GLOBAL UNIT SHALL BE ENTITLED TO RECEIVE PAYMENT OF INTEREST HEREON."

                  (g) CANCELLATION AND/OR ADJUSTMENT OF GLOBAL UNITS. At such time as all beneficial interests in a particular Global Unit have been exchanged for Definitive Units or a particular Global Unit has been redeemed, repurchased or canceled in whole and not in part, each such Global Unit shall be returned to or retained and canceled by the Unit Agent in accordance with Section 3.11 hereof. At any time prior to such cancellation, if any beneficial interest in a Global Unit is exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Unit or for Definitive Units, the aggregate number of Units represented by such Global Unit shall be reduced accordingly and an endorsement shall be made on such Global Unit by the Unit Agent or by the Depositary at the direction of the Unit Agent to reflect such reduction; and if the beneficial interest is being exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Unit, such other Global Unit shall be increased accordingly and an endorsement shall be made on such Global Unit by the Unit Agent or by the Depositary at the direction of the Unit Agent to reflect such increase.

                  (h) GENERAL PROVISIONS RELATING TO TRANSFERS AND EXCHANGES.

                        (i) To permit registrations of transfers and exchanges, the Issuers shall execute and the Unit Agent shall authenticate Global Units and/or Definitive Units upon the Issuers' order or at the Unit Registrar's request.

                        (ii) No service charge shall be made to a holder of a beneficial interest in a Global Unit or to a Holder of a Definitive Unit for any registration of transfer or exchange, but the Issuers may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer taxes or similar governmental charge payable upon exchange or transfer pursuant to Section 3.10 hereof).

                        (iii) The Unit Registrar shall not be required to register the transfer of or exchange any Unit selected for redemption in whole or in part, except the unredeemed portion of any Unit being redeemed in part.

                        (iv) All Global Units and/or Definitive Units issued upon any registration of transfer or exchange of Global Units or Definitive Units shall be the valid obligations of the Issuers, evidencing the same right or debt and entitled to the same benefits under this Unit Agreement, as the Global Units or Definitive Units surrendered upon such registration of transfer or exchange.

                        (v) Prior to due presentment for the registration of a transfer of any Unit, the Unit Agent, any Agent and the Issuers may deem and treat the Person in whose name any Unit is registered as the absolute owner of such Unit for the purpose of receiving payment of principal of and interest and Liquidated Damages, if any, on such Units and for all other purposes, and none of the Unit Agent, any Agent or the Issuers shall be affected by notice to the contrary.

                        (vi) The Unit Agent shall countersign Global Units and/or Definitive Units in accordance with the provisions of Section
         3.2 hereof.

                        (vii) All certifications, certificates and Opinions of Counsel required to be submitted to the Registrar pursuant to this
         Section 3.6 to effect a registration of transfer or exchange may be submitted by facsimile.

                  Section 3.7. REPLACEMENT UNITS. If any mutilated Unit is surrendered to the Unit Agent or the Issuers and the Unit Agent and the Issuers receives evidence to their satisfaction of the destruction, loss or theft of any Unit and the Issuers shall issue and the Unit Agent, upon receipt of an order to authenticate the Units, shall authenticate a replacement Unit if the Unit Agent's requirements are met. If required by the Unit Agent or the Issuers, an indemnity bond must be supplied by the Holder that is sufficient in the judgment of the Unit Agent and the Issuers to protect the Issuers, the Unit Agent, any Agent and any authenticating agent from any loss that any of them may suffer if a Unit is replaced. The Issuers may charge for their expenses in replacing a Unit.

                  Every replacement Unit is an additional obligation of the Issuers and the Guarantor and shall be entitled to all of the benefits of this Unit Agreement equally and proportionately with all other Units duly issued hereunder.

                  Section 3.8. OUTSTANDING UNITS. The Units outstanding at any time are all the Units authenticated by the Unit Agent except for those canceled by it, those delivered to it for cancellation, those reductions in the interest in a Global Unit effected by the Unit Agent in accordance with the provisions hereof, and those described in this Section as not outstanding. Except as set forth in Section 3.9 hereof, a Unit does not cease to be outstanding because the Issuers or an Affiliate of the Issuers holds the Unit.

                  If a Unit is replaced pursuant to Section 3.7 hereof, it ceases to be outstanding unless the Unit Agent receives proof satisfactory to it that the replaced Unit is held by a bona fide purchaser.

                  If the principal amount of any Note is considered paid under
Section 4.01 of the Indenture, it ceases to be outstanding and interest on it ceases to accrue.

                  If the Paying Agent (other than the Issuers, a Subsidiary or an Affiliate of any thereof) holds, on a redemption date or maturity date, money sufficient to pay Notes payable on that date, then on and after that date such Notes shall be deemed to be no longer outstanding and shall cease to accrue interest.

                  Section 3.9. TREASURY UNITS. In determining whether the Holders of the required amount of Units have concurred in any direction, waiver or consent, Units owned by the Issuers, or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuers, shall be considered as though not outstanding, except that for the purposes of determining whether the Unit Agent shall be protected in relying on any such direction, waiver or consent, only Units that the Unit Agent knows are so owned shall be so disregarded.

                  Section 3.10. TEMPORARY UNITS. Until certificates representing Units are ready for delivery, the Issuers may prepare and the Unit Agent, upon receipt of a Unit Authentication Order, shall authenticate temporary Units. Temporary Units shall be substantially in the form of certificated Units but may have variations that the Issuers consider appropriate for temporary Units and as shall be reasonably acceptable to the Unit Agent. Without unreasonable delay, the Issuers shall prepare and, upon receipt of a Unit Authentication Order, the Unit Agent shall authenticate Definitive Units in exchange for temporary Units.

                  Holders of temporary Units shall be entitled to all of the benefits of this Unit Agreement.

                  Section 3.11. CANCELLATION. The Issuers at any time may deliver Units to the Unit Agent for cancellation. The Registrar and Paying Agent shall forward to the Unit Agent any Units surrendered to them for registration of transfer, exchange or payment. The Unit Agent and no one else shall cancel all Units surrendered for registration of transfer, exchange, payment, replacement or cancellation and shall destroy canceled Units (subject to the record retention requirement of the Exchange Act). Certification of the destruction of all canceled Units shall be delivered to the Issuers. The Issuers may not issue new Units to replace Units that it has paid or that have been delivered to the Unit Agent for cancellation.

                  Section 4. RIGHTS OF UNIT HOLDERS. The registered owner of a Unit Certificate shall have all the rights and privileges of a registered owner of the aggregate principal amount of Notes represented thereby and the number of Warrants represented thereby and shall be treated as the registered owner thereof for all purposes.

                  Section 5. UNIT AGENT. The Unit Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by which the Issuers and the holders of Units, by their acceptance thereof, shall be bound:

                  (a) The statements contained herein and in the Unit Certificates shall be taken as statements of the Issuers, and the Unit Agent assumes no responsibility for the correctness of any of the same except such as expressly describe the Unit Agent. The Unit Agent assumes no responsibility with respect to the distribution of the Unit Certificates except as herein otherwise specifically provided.

                  (b) The Unit Agent shall not be responsible for any failure of the Issuers to comply with any of the covenants in this Unit Agreement, the Unit Certificates, the Warrant Agreements or the Indenture. The Unit Agent shall not be required to ascertain in any manner whether the Applicable Procedures or securities laws are being complied with.

                  (c) The Unit Agent may consult at any time with counsel satisfactory to it (who may be counsel for the Issuers and the Guarantor) and the Unit Agent shall incur no liability or responsibility to the Issuers or to any holder of any Unit in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the opinion or the advice of such counsel.

                  (d) The Unit Agent shall incur no liability or responsibility to the Issuers or to any holder of any Unit Certificate for any action taken in reliance on any Unit Certificate, certificate of shares, notice, resolution, waiver, consent, order, certificate, or other paper, document or instrument believed by the Unit Agent to be genuine and to have been signed, sent or presented by the proper party or parties.

                  (e) The Issuers agree to pay to the Unit Agent compensation for all services rendered by the Unit Agent in connection with the execution and performance of this Unit Agreement at such rates as have been separately agreed to by the Issuers and the Unit Agent and to reimburse the Unit Agent for all expenses, taxes and governmental charges and other charges of any kind and nature incurred by the Unit Agent in the execution and performance of this Unit Agreement. The Issuers shall indemnify the Unit Agent and its agents and save each of them harmless against any and all losses, liabilities and expenses, including judgments, costs and reasonable counsel fees and the costs and reasonable expenses of investigating or defending any claim of such liability, for any action taken or omitted by the Unit Agent or its agents in the execution of and performance of its obligations under this Unit Agreement except as a result of its negligence, willful misconduct or bad faith. The Unit Agent shall notify the Issuers promptly of any claim for which it may seek indemnity; PROVIDED that failure by the Unit Agent to so notify the Issuers shall not relieve its obligations hereunder, except to the extent the Issuers are materially prejudiced as a result of such failure. The Issuers shall defend the claim and the Unit Agent shall cooperate in the defense at the Issuers' expense; PROVIDED that the Issuers must consult with the Unit Agent with respect to the conduct of such defense. The Unit Agent may have separate counsel reasonably acceptable to the Issuers, and the Issuers shall pay the reasonable fees and expenses of such counsel. The Issuers need not pay for any settlement made without its consent, which consent shall not be unreasonably withheld.

                  (f) The Unit Agent shall be under no obligation to consider instituting any action, suit or legal proceeding or taking any other action likely to involve expense unless the Issuers or one or more registered holders of Unit Certificates shall furnish the Unit Agent with security and indemnity reasonably satisfactory to it for any costs and expenses which may be incurred, but this provision shall not affect the power of the Unit Agent to take such action as it may consider proper, whether with or without any such security or indemnity. All rights of action under this Unit Agreement or under any of the Units may be enforced by the Unit Agent without the possession of any of the Unit Certificates or the production thereof at any trial or other proceeding relative thereto, and any such action, suit or proceeding instituted by the Unit Agent shall be brought in its name as Unit Agent and any recovery of judgment shall be for the ratable benefit of the registered holders of the Units, as their respective rights or interests may appear.

                  (g) The Unit Agent, and any stockholder, director, officer or employee of it, may buy, sell or deal in any of the Units or other securities of the Issuers or become pecuniarily interested in any transaction in which the Issuers may be interested, or contract with or lend money to the Issuers or otherwise act as fully and freely as though it were not the Unit Agent under this Unit Agreement. Nothing herein shall preclude the Unit Agent from acting in any other capacity for the Issuers or for any other legal entity.

                  (h) The Unit Agent shall act hereunder solely as agent for the Issuers, its duties shall be determined solely by the provisions hereof and no implied covenants or obligations shall be read into this Unit Agreement against the Unit Agent. The Unit Agent shall not be liable for anything which it may do or refrain from doing in connection with this Unit Agreement except for its own negligence, willful misconduct or bad faith.

                  Section 6. CHANGE OF UNIT AGENT. The Unit Agent may resign at any time by so notifying the Issuers. If the Unit Agent shall resign or become incapable of acting as Unit Agent, the Issuers shall appoint a successor to such Unit Agent. If the Issuers shall fail to make such appointment within a period of 30 days after they have been notified in writing of such incapacity or resignation by the Unit Agent or by the registered holder of a Unit Certificate, then the registered holder of any Unit Certificate or the Unit Agent may apply to any court of competent jurisdiction for the appointment of a successor to the Unit Agent. Pending appointment of a successor to such Unit Agent, either by the Issuers or by such a court, the duties of the Unit Agent shall be carried out by the Issuers. After appointment, the successor to the Unit Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Unit Agent without further act or deed; but the former Unit Agent, after the payment of all outstanding amounts owed to it hereunder, shall deliver and transfer to the successor to the Unit Agent any property at the time held by it hereunder and execute and deliver any further assurance, conveyance, act or deed necessary for such purpose. Failure to give any notice provided for in this Section 6, however, or any defect therein, shall not affect the legality or validity of the appointment of a successor to the Unit Agent. The provisions of Section 5 with respect to any Unit Agent shall survive such Unit Agents resignation or removal and the termination of this Agreement.

                  Section 7. SUCCESSOR UNIT AGENT BY MERGER, ETC. If the Unit Agent consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the resulting, surviving or transferee corporation without any further act shall, if such resulting, surviving or transferee corporation is otherwise eligible hereunder, be the successor Unit Agent.

                  Section 8. NOTICES TO THE ISSUERS AND UNIT AGENT, TRUSTEE, WARRANT AGENT AND TRANSFER AGENT. Any notice or demand authorized by this Agreement to be given or made to or on the Issuers shall be sufficiently given or made when and if telecopied to the number indicated below or deposited in the mail, first class or registered, postage paid, addressed (until another telecopy number or address is filed in writing by the Issuers with the Unit Agent, the Trustee and the Warrant Agent), as follows:

                  O'Sullivan Industries, Inc.
                  O'Sullivan Industries Holdings, Inc.
                  1900 Gulf Street
                  Lamar, Missouri 64759
                  Telecopier No.: (417) 682-8113
                  Attention:  Rowland H. Geddie, III, Esq.

         With a copy to:

                  Kirkland & Ellis
                  International Financial Centre
                  Old Broad Street
                  London EC2N 1HQ, UK
                  Telecopier No.:  44 171 816-8800
                  Attention:  M. Gilbey Strub, Esq.

                  In case the Issuers shall fail to maintain such office or shall fail to give such notice of any change in the location thereof, presentations may be made and notices and demands may be served at the principal office of the Unit Agent.

                  Any notice pursuant to this Unit Agreement to be given by the Issuers or by registered holder(s) of any Unit Certificate to the Unit Agent, the Trustee or the Warrant Agent shall be sufficiently given when and if telecopied to the number indicated below or deposited in the mail, first class or registered, postage prepaid, addressed (until another telecopy number or address is filed in writing by the Unit Agent, the Trustee and the Warrant Agent with the Issuers), as follows:

                  Norwest Bank Minnesota, National Association
                  N9303-120
                  Sixth and Marquette
                  Minneapolis, MN  55479
                  Facsimile No.: (612) 667-9825
                  Attention:  Corporate Trust Services

                  Any notice to be mailed to a registered holder of Units shall be mailed to each holder at its address as it appears on the register of Units maintained by the Unit Agent. Copies of any such communication shall also be mailed to the Unit Agent, the Trustee and the Warrant Agent. The Unit Agent shall furnish the Issuers, the Trustee or the Warrant Agent promptly when requested with a list of registered holders of Units for the purpose of mailing any notice or communication to the registered holders of the Units, the Notes or the Warrants and at such other times as may be reasonably requested.

                  Section 9. SUPPLEMENTS AND AMENDMENTS. The Issuers and the Unit Agent may from time to time supplement or amend this Unit Agreement without the approval of any registered holders of Units in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision herein, or to make any other provisions in regard to matters or questions arising hereunder which the Issuers, the Trustee, the Warrant Agent and the Unit Agent may deem necessary or desirable and which shall not, as evidenced by an opinion of counsel delivered to the Unit Agent, the Trustee and the Warrant Agent, in any way adversely affect the interests of the registered holders of Units. Any amendment or supplement to this Unit Agreement that has a material adverse effect on the interests of Unit holders shall require the written consent of the registered holders of not less than a majority of the outstanding Units. Each of the Unit Agent, the Trustee and the Warrant Agent shall be entitled to receive and, subject to Section 5, shall be fully protected in relying upon an officers' certificate and opinion of counsel as conclusive evidence that any such amendment or supplement is authorized or permitted hereunder, that it is not inconsistent herewith, and that it will be valid and binding upon the Issuers in accordance with its terms. The Issuers may not sign any amendment or supplement until the Issuers' board of directors approves it.

                  Section 10. SUCCESSORS. All the covenants and provisions of this Unit Agreement by or for the benefit of the Issuers, the Trustee, the Warrant Agent or the Unit Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

                  Section 11. GOVERNING LAW. THIS UNIT AGREEMENT AND EACH UNIT CERTIFICATE ISSUED HEREUNDER SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

                  Section 12. BENEFITS OF THIS UNIT AGREEMENT. Nothing in this Unit Agreement shall be construed to give to any person or corporation other than the Issuers, the Trustee, the Warrant Agent, the Unit Agent and the registered holders of the Units any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Issuers, the Trustee, the Warrant Agent, the Unit Agent and the registered holders of the Unit Certificates.

                  Section 13. COUNTERPARTS. This Unit Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

                  Section 14. HEADINGS. The headings in this Unit Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of any provision hereof.

                  Section 15. SEVERABILITY. The provisions of this Unit Agreement are severable, and if any clause or provision shall be held invalid, illegal or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect in that jurisdiction only such clause or provision, or part thereof, and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision of this Unit Agreement in any jurisdiction.

                  Section 16. TERMINATION. This Unit Agreement shall terminate and be of no further force and effect upon the 30th day following the Separation Date, unless extended in writing by all the parties hereto.


                            [SIGNATURE PAGE FOLLOWS]

                  IN WITNESS WHEREOF, the parties hereto have caused this Unit Agreement to be duly executed, as of the day and year first above written.

                                      O'SULLIVAN INDUSTRIES, INC.

                                      By: /s/ Richard D. Davidson
                                         ------------------------------------
                                         Name:
                                         Title:

                                      O'SULLIVAN INDUSTRIES HOLDINGS, INC.

                                      By: /s/ Richard D. Davidson
                                         ------------------------------------
                                         Name:
                                         Title:

                                       NORWEST BANK MINNESOTA, NATIONAL
                                       ASSOCIATION
                                         as Unit Agent

                                      By: /s/ Timothy P. Mowdy
                                         ------------------------------------
                                          Name:
                                          Title:

                                       NORWEST BANK MINNESOTA, NATIONAL
                                       ASSOCIATION
                                         as Trustee

                                      By: /s/ Timothy P. Mowdy
                                         ------------------------------------
                                          Name:
                                          Title:

                                       NORWEST BANK MINNESOTA, NATIONAL
                                       ASSOCIATION
                                         as Warrant Agent

                                      By: /s/ Timothy P. Mowdy
                                         ------------------------------------
                                          Name:
                                          Title:

                                       O'SULLIVAN INDUSTRIES - VIRGINIA, INC.

                                      By: /s/ Richard D. Davidson
                                         ------------------------------------
                                          Name:
                                          Title: